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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                                   May 5, 2008


                           BLACKWATER MIDSTREAM CORP.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                                   333-103647
                            (Commission File Number)

                                      NONE
                      (IRS Employer Identification Number)


                                  2 Park Plaza
                                    Suite 450
                            Irvine, California 92614
                    (Address of principal executive offices)


                                 (949) 752-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01  Entry into a Material Definitive Agreement.

      On May 5, 2008, the Company entered into a Services Agreement attached hereto as Exhibit 1.01 with Christopher A. Wilson ("Wilson"), who pursuant to the terms therein, was designated and appointed as the Company's director, Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary in exchange for management services for the benefit of the Company in his capacity as a director and officer of the Company. The Services Agreement is for a term of 1 year on a month-to-month basis unless terminated by either party upon 60 days' advance written notice.

      Mr. Wilson shall be paid a monthly "base" fee of $2,500 for up to 10 hours per month and thereafter at a rate of $350 per hour. Under the terms of the Services Agreement, Mr. Wilson has been granted 50,000 shares of common stock, which are fully vested on May 5, 2008. Mr. Wilson is also entitled to reimbursement for all reasonable business expenses incurred with his provision of management services and for coverage under director and officer liability insurance policies.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 5, 2008, the Company's Principal Officer resigned. Mr. Robert Wayne Morgan resigned his positions as Chairman of the Board Chief Executive Officer, President Chief Financial Officer, Treasurer and Secretary of the Company to pursue other interests. The resignation of Mr. Morgan as a Principal Officer of the Company is effective as of May 5, 2008.

      On May 5, 2008, the Company's Board of Directors appointed Mr. Christopher
A. Wilson, to the positions of Chairman of the Board, Chief Executive Officer, President Chief Financial Officer, Treasurer and Secretary of the Company upon the resignation of Mr. Robert Wayne Morgan. The acceptance by Mr. Wilson as the Principal Officer of the Company is effective as of May 5, 2008.

      On May 5, 2008, Mr. Robert Wayne Morgan resigned as a director of the Company to pursue other interests. Mr. Morgan's resignation is effective as of May 5, 2008.

      On March 24, 2008, the Company's Board of Directors appointed Mr. Brian Weiss as a Director of the Company to fill an existing vacancy. The acceptance by Mr. Weiss as a Director of the Company was declined.

      On May 5, 2008, the Company's Board of Directors appointed Mr. Christopher
A. Wilson as a director of the Company. Mr. Wilson's Acceptance as a director of the Company is effective as of May 5, 2008.


                                      # # #

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               BLACKWATER MIDSTREAM CORP.
                               (Registrant)



                               By: /s/ Christopher A. Wilson
                                   ---------------------------------------------
                                   Name: Christopher A. Wilson
                                   Title: President, Principal Executive Officer




Date: May 5, 2008

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Exhibit 1.01    Services Agreement, dated as of May 5, 2008, by and between the
                Company and Christopher A. Wilson.